Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events [Abstract]
Disclosure of subsequent events [Text block]

30Subsequent events

Future ownership of Domestic Appliances business

On January 28, 2020, Philips announced that it will review options for future ownership of its Domestic Appliances business belonging to Personal Health. Philips will start the process of creating a separate legal structure for this business within the Philips Group, which is expected to be completed in the course of 2021.

The Domestic Appliances business had EUR 2.3 billion sales in 2019. Following the disentanglement of the Domestic Appliances business, the retained Personal Health businesses will continue to play an important role in the company’s integrated health continuum approach through connected products and solutions to support the health and well-being of people.

Repurchase of shares to cover certain obligations under the stock-based compensation plans

In addition to its EUR 1.5 billion share repurchase program, which was announced on January 29, 2019, Philips announced on January 27, 2020 that it will repurchase up to 6 million shares to cover certain of its obligations arising from its long-term incentive and employee stock purchase plans. At the current share price, the shares represent an amount of up to approximately EUR 265 million.

The repurchases will be executed through one or more individual forward transactions, to be entered into in the course of the first half of 2020, in accordance with the Market Abuse Regulation and within the limits of the authorization granted by the company’s General Meeting of Shareholders on May 9, 2019.